Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V76875-P36370 JOHN WILEY & SONS, INC. You invested in JOHN WILEY & SONS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on Thursday, September 25, 2025, at 8:00 a.m. EDT. Vote Virtually at the Meeting* September 25, 2025 8:00 A.M. EDT Vote virtually at: www.virtualshareholdermeeting.com/WLY2025 Get informed before you vote View the Notice & Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting the material(s) prior to September 11, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. JOHN WILEY & SONS, INC. 111 RIVER STREET HOBOKEN, NJ 07030 2025 Annual Meeting Vote by September 24, 2025 11:59 PM EDT WILEY

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V76876-P36370 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. 1. The election as directors of all nominees listed below, except as marked to the contrary. For Nominees: 01) Katya D. Andresen 02) Brian O. Hemphill 03) Karen N. Madden 2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending April 30, 2026. For 3. Approve, on an advisory basis, the compensation of our named executive officers. For

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V76877-P36370 JOHN WILEY & SONS, INC. You invested in JOHN WILEY & SONS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on Thursday, September 25, 2025, at 8:00 a.m. EDT. Vote Virtually at the Meeting* September 25, 2025 8:00 A.M. EDT Vote virtually at: www.virtualshareholdermeeting.com/WLY2025 Get informed before you vote View the Notice & Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting the material(s) prior to September 11, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. JOHN WILEY & SONS, INC. 111 RIVER STREET HOBOKEN, NJ 07030 2025 Annual Meeting Vote by September 24, 2025 11:59 PM EDT WILEY

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V76878-P36370 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. 1. The election as directors of all nominees listed below, except as marked to the contrary. For Nominees: 01) Mari J. Baker 02) David C. Dobson 03) Matthew S. Kissner 04) Raymond W. McDaniel, Jr. 05) William J. Pesce 06) Inder M. Singh 07) Jesse C. Wiley 2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending April 30, 2026. For 3. Approve, on an advisory basis, the compensation of our named executive officers. For

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